FORM 8-K  3
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USVO
USA VIDEO INTERACTIVE CORP.

STOREWIDTH 2002


MYSTIC,  CONNECTICUT NOVEMBER 29, 2001 -Gilder Publishing, LLC, publisher of the
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Gilder  Technology  Report, the Digital Power Report, the Gilder Biotech Report,
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and  Dynamic  Silicon,  has selected USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt:
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USF  www.usvo.com)  to  promote  the  upcoming Storewidth Conference with USVO's
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Zmail.

George Gilder, chairman of Gilder Publishing LLC, will host the Second Annual StorewidthTM Industry Conference March 25-27, 2002, in Laguna Niguel, California. The StorewidthTM Conference is the leading executive-level event for the storage and networking industry.

"Riding on the success of last year's event, StorewidthTM 2002 promises to attract senior executives from across the telecommunications industry," said Lauryn Franzoni, senior vice president of Gilder Publishing LLC. "Zmail provides us with a technology solution to communicate directly, conveniently, and efficiently with the audience we know is most interested in this opportunity."

"George Gilder has distinguished himself as the world's leading analyst of the bandwidth and networking revolutions, and his conferences and newsletters have supplied superlative value year after year," said Daniel E. Kinnaman, USVO's Senior Vice President of Sales and Marketing. "We are pleased that Gilder Publishing LLC has chosen Zmail to promote its message."

ABOUT  GILDER  PUBLISHING  LLC
Gilder  Publishing,  LLC,  publisher  of  the  Gilder  Technology  Report,  is a technology think-tank based in Great Barrington, Massachusetts. Founded by George Gilder in 1995, it produces strategic information tools for high-tech managers and investors, including the Gilder Technology Report (co-published with  Forbes,  Inc),  the  Huber  Mills Digital Power Report, the Gilder Biotech
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Report,  and  Dynamic  Silicon newsletters.  Gilder Publishing LLC also presents joint conferences with Forbes focusing on the technologies poised to change our world. For more information, visit www.gilder.com
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ABOUT  USA  VIDEO  INTERACTIVE  (USVO)
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including content production, content encoding, asset management and protection, media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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                                                                     FORM 8-K  4
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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THIS  PRESS  RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS.  ACTUAL RESULTS MAY
DIFFER MATERIALLY FROM THOSE PROJECTED IN ANY FORWARD-LOOKING STATEMENT. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE DESCRIBED.


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